UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	13-6400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

In a Current Report on Form 8-K dated December 12, 2024 (the "Form 8-K"), the Federal Home Loan Bank of New York ("FHLBNY") reported the re-election of Mr. Charles E. Kilbourne, III, Mr. Steven M. Klein, Mr. Stephen S. Romaine, also reported the election of Ms.  Ghillaine A. Reid, and noted the earlier re-election of Mr. Thomas J. Kemly as disclosed in a Current Report on Form 8-K filed on August 20, 2024, to the FHLBNY's Board of Directors ("Board") for four-year terms, each beginning on January 1, 2025. At the time of the filing of the aforementioned Forms 8-K, the Committees of the Board for 2025 had not yet been determined. The FHLBNY is now filing this Form 8-K/A to report all Board Committee Director assignments for 2025, as approved by the Board on December 19, 2024.  The Committee assignments are as follows:

Executive Committee:

Larry Thompson, Chair

David Nasca, Vice Chair

Thomas Kemly

Christopher Martin

Ángela Weyne

Audit Committee:

David Huber, Chair

Thomas Kemly, Vice Chair

Melba Acosta

Robert Fisher

Steven Klein

Gerald Reeves

Ghillaine Reid

Anders Tomson

Compensation And Human Resources Committee:

David Nasca, Chair

Josie Thomas, Vice Chair

José Fernández

David Huber

Thomas Kemly

Christopher Martin

Ángela Weyne

Corporate Governance And External Affairs Committee:

Christopher Martin, Chair

Ángela Weyne, Vice Chair

Charles Kilbourne

Carolyn Maloney

David Nasca

Stephen Romaine

Josie Thomas

Anders Tomson

Housing Committee:

Charles Kilbourne, Chair

Gerald Reeves, Vice Chair

Melba Acosta

Steven Klein

Carolyn Maloney

Ghillaine Reid

William Turner

Ángela Weyne

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Risk Committee:

Ira Robbins, Chair

Melba Acosta, Vice Chair

José Fernández

Charles Kilbourne

David Nasca

Stephen Romaine

William Turner

Strategy And Business Committee:

Stephen Romaine, Chair

David Huber, Vice Chair

Robert Fisher

Steven Klein

Christopher Martin

Gerald Reeves

Ira Robbins

Josie Thomas

Technology Committee:

Thomas Kemly, Chair

William Turner, Vice Chair

José Fernández

Robert Fisher

Ghillaine Reid

Ira Robbins

Anders Tomson

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: December 20, 2024	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

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